SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549





                            FORM 8-K


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934




 Date of Report (Date of earliest event reported): September 16, 1999



                  CAPITAL CITY BANK GROUP, INC.
     (Exact name of registrant as specified in its charter)

        Florida                    0-13358                 59-2273542
(State of Incorporation)   (Commission File Number)      (IRS Employer
                                                      Identification No.)


       217 North Monroe Street, Tallahassee, Florida           32301
          (Address of principal executive office)            (Zip Code)


 Registrant's telephone number, including area code: (850) 671-0300



  (Former Name or Former Address, if Changed Since Last Report)


                  CAPITAL CITY BANK GROUP, INC.

                             FORM 8-K
                          CURRENT REPORT



Item 5.   Other Events

On May 7, 1999 Capital City Bank Group, Inc. (the "Company") completed its acquisition of Grady Holding Company ("GHC"), and GHC's subsidiary national bank, First National Bank of Grady
County. This acquisition was accounted for as a pooling of interests, and accordingly, the Company's historical financial statements have been restated to reflect the acquisition of GHC.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.

     23      Consent of Independent Certified Public Accountants

     27      Financial Data Schedule

     99.1 Consolidated Financial Statements for the Company for the Years Ended December 31, 1998, 1997 and 1996

     99.2    Management's Discussion and Analysis of Financial
             Condition and Results of Operation

     99.3    Report of Company's Independent Certified Public Accountants



                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CAPITAL CITY BANK GROUP, INC.


Date:      September 16, 1999      By:/s/ J. Kimbrough Davis
                                   J. Kimbrough Davis
                                   Executive Vice President
                                   and Chief Financial Officer



                   CAPITAL CITY BANK GROUP, INC.

                    Current Report on Form 8-K

                           Exhibit Index

Exhibit No.    Description


     23        Consent of Independent Certified Public Accountants

     27        Financial Data Schedule

     99.1      Consolidated Financial Statements for the
               Company for the Years Ended December 31, 1998, 1997 and 1996

     99.2      Management's Discussion and Analysis of Financial
               Condition and Results of Operation

     99.3      Report of Company's Independent Certified Public Accountants